UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 12, 2007
Commission File No. 001-31463
DICK’S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	16-1241537
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Industry Drive, RIDC Park West, Pittsburgh, Pennsylvania	15275
(Address of principal executive offices)	(Zip Code)
(724) 273-3400
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01. REGULATION FD DISCLOSURE	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3

SIGNATURE	4

ITEM 7.01. REGULATION FD DISCLOSURE
On September 12, 2007, the Board of Directors of Dick’s Sporting Goods, Inc. (the “Company”) authorized a 2-for-1 split of the Company’s Common Stock, in the form of a stock dividend. The split will be effected by issuing our record holders one additional share of common stock for every share of common stock held, and one additional share of Class B common stock for every share of Class B common stock held on the record date of September 28, 2007. We expect that the additional shares will be distributed on or about October 19, 2007.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits
Exhibit 99.1   Press release dated September 13, 2007 by Dick’s Sporting Goods, Inc. furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: September 14, 2007	By:	/S/ TIMOTHY E. KULLMAN

	Name:	Timothy E. Kullman
	Title:	SVP — Chief Financial Officer